                                                               EXHIBIT (b)(5)(a)

                     MY LIFE INSURANCE COMPANY OF NEW YORK
                      MERILL LYNCH FUNDS RETIREMENT PLUS
                         VARIABLE ANNUITY APPLICATION

1)  CONTRACT INFORMATION                                                                 ASAP REFERENCE #  _______________
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ML ACCOUNT # ____________________                       CONTRACT TYPE:  Non-Qualified                   ML Custodial IRA
STATE OF PURCHASE _______________

1035 Exchange   From Proprietary Contract               From Non-proprietary Contract                   Non-1035 Replacement Only

                Company: ________________               Contract #: _________________
                Issue Date: _____________               Origional Premium: $_________
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2a)  OWNER INFORMATION                                    2b)  COMPLETE THIS SECTION FOR ML CUSTODIAL IRAs ONLY
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                                                        OWNER INFORMATION
LAST NAME: ______________________________               NAME: ____________________________________________________________
                                                                                    (client name)
FIRST & MI: _____________________________               SS(TIN)#: ________________________________________________________

ADDRESS: ________________________________               ANNUITANT INFORMATION:

CITY: ____________ STATE:_____ ZIP: _____               ADDRESS: _________________________________________________________

TELEPHONE NUMBER: _______________________               CITY: ________________________ STATE: ___________ ZIP: ___________

DOB: ______ / ______ / ______                           DOB: _____ / _____ / _____ SEX: _______ SS (TIN)#: _______________

SEX: ____________                                       TELEPHONE NUMBER: ________________________________________________

                                                        BENEFICIARY
SS (TIN)#: _______________________________              __________________________________________________________________
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3)  ANNUITANT INFORMATION (Complete if different than Owner)                    4)  CO-OWNER INFORMATION
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LAST NAME: _______________________________              LAST NAME: ________________________________________________________

FIRST & MI: ______________________________              FIRST & MI: _______________________________________________________

ADDRESS: _________________________________              DOB: _____ / _____ / _____ SEX: _______ SS (TIN)#: ________________

CITY: ____________ STATE:_____ ZIP: ______              CAUTION:  There will be a distribution to the BENEFICIARY of the death benefit representing the entire interest in the contract within five years
SS (TIN)#: _______ SEX: _____ BENEFICIARY % _______     following the death of either co-owner, unless the beneficiary is the surviving spouse of deceased co-owner.
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5)  ONWER'S BENEFICIARY INFORMATION
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                                                        ADDITIONAL BENEFICIARIES                %       PRIMARY
                                                        ------------------------                _       CONTINGENT
                                                                                                        ----------
LAST NAME: _______________________________                                                              (circle one)
                                                                                                            p/c
FIRST & MI: ______________________________              ___________________________________     _       ___________
                                                                                                            p/c
ADDRESS: _________________________________              ___________________________________     _       ___________
                                                                                                            p/c
CITY: ____________ STATE:_____ ZIP: ______              ___________________________________     _       ___________
                                                                                                            p/c
SS (TIN)#: _________ BENEFICIARY % _______              ___________________________________     _       ___________
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6)  PREMIUM ALLOCATION
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Initial Premium:  $ _______________________________________  Minimum $5000 Non-Qualified, $2000 Custodial IRA)
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Separate Account A:  $ _________________________
Invested in:    ____ %    Domestic Money Market         ____ %    Quality Equity          ____ %    American Balanced
                ____ %    Prime Bond                    ____ %    Equity Growth           ____ %    Natural Resources Focus
                ____ %    High Current Income           ____ %    Flexible Strategy       ____ %    Global Strategy Focus
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Separate Account B:     $ _______________________________
Invested in:
100% Reserve Assets:
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7)  OPTIONS
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Automatic Withdrawal Program?           Yes     No      Note:  Funds will be distributed from Separate Account B.

Income Payment:  $ ____________ (minimum $300)          _____   The taxpayer must be age 59 1/2 as of the Start Date
Frequency: _________ (monthly, quarterly,               _____           Input Frequency:  M, Q, S, or A respectively
        semi-annual, annual)
Start Date: _____ / _____ / _____                       _____   The Start Date must no be before the first Monthiversary
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MLNY005                                                                                                                 Nov 9/92

7)  OPTIONS (CONTINUED)                 8)  AGENT INFORMATION
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
Dollar Cost Averaging?  Yes  No                  Agent Name:
                                                             ---------------------------
                                                 Agent #:
                                                          ------------------------------
Monthly Transfer Amount: $      (minimum $1000)
                          -----

Duration:            (12-36 months)               Office #:
          ----------                                        -----------------------------

SEPARATE ACCOUNT A                                Agent Pool #:
                                                                -------------------------
(DOMESTIC MONEY MARKET) TO:                       Wire Call:
                                                             ----------------------------
    %  Prime Bond                                 Telephone #:
----                                                           --------------------------
    %  High Current Income
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    %  Quality Equity                             Has the owner received a current prospectus?  Yes  No
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    %  Equity Growth
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    %  Flexible Strategy                          Does this contract replace any existing annuity/life
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    %  American Balanced                          contract?  Yes  No
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    %  Natural Resources Focus
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    %  Global Strategy Focus                      Agent Signature:                      Date:
----                                                               --------------------      --------

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9)  SPECIAL INSTRUCTIONS

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10) TAX REPORTING
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The Tax Equity and Fiscal Responsibility Act requires the following notice:
Income tax withholding notice and election: Withdrawals from your contract are subject to federal income tax withholding unless you elect not to have tax withheld. Withholding applies only to the taxable portion of your distribution that is includable in your income which is subject to income tax. There will be no withholding on the return of your own non-deductible contributions to the contract.

You may elect not to have tax withheld by checking the appropriate item below. If you elect to have tax withheld or you do not make a choice, we will withhold tax from your distribution at the applicable rate. The applicable rate for non-periodic payment is 10%.

If you elect not to have tax withheld, or you do not have enough tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Check one:

        I have read the above notice and elect to have no income tax withheld.
------
        I have read the above notice and elect to have income tax withheld.
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           %    (Whole Percentage Points Only)
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Taxpayer Identification Number - OWNER:                 CO-OWNER:
                                        --------------            -----------
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I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I have received a current copy of the prospectus prior to purchasing this contract. I agree that this application shall be a part of the Variable Annuity Contract issued by the Company. I UNDERSTAND THAT THE CONTRACT VALUE AND DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING UPON THE INVESTMENT EXPERIENCE OF THE VARIOUS SUBACCOUNTS. Such contract cannot be modified, nor can any rights or requirements be waived, except in writing signed by a person specified by the Company in such contract. I CERTIFY TO THE BEST OF MY KNOWLEDGE AND BELIEF THAT THE VARIABLE ANNUITY APPLIED FOR DOES DOES NOT REPLACE ANY OTHER ANNUITY OR INSURANCE.

Certification -- Under penalties of perjury, I certify that:
1) The number shown in Section 10 above on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Owner's Signature:                                      Date:
                   ---------------------------------          --------------

Co-Owner's Signature:                                   Date:
                      ------------------------------          --------------
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FAX THIS SIGNED FORM TO:
ML Life Insurance Company of New York
Fax Number:  212-415-8078

MAIL ORIGINAL COMPLETED FORM TO:
ML Life Insurance Company of New York
717 Fifth Avenue, 16th Floor, New York, NY 10022
FOR QUESTIONS PLEASE CALL:  1-800-333-6524

MLNY005                                                                 New 9/92